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                                                                  EXHIBIT 23.2



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 25, 1995 included in Comdata's Form 10-K for the year ended December 31,1994 and to all references to our firm included in this registration statement.



                                                    ARTHUR ANDERSEN LLP

Nashville, Tennessee
August 31, 1995